The Hartford Money Market Fund

Summary Prospectus

The Hartford Mutual Funds

March 1, 2011

Class	Ticker
A	IHAXX
B	HMBXX
C	HRCXX
R3	IHRXX
R4	IHSXX
R5	IHTXX
Y	HAYXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.hartfordmutualfunds.com/prospectuses.  You can also get this information at no cost by calling 1-888-843-7824 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s prospectus dated March 1, 2011 and statement of additional information dated March 1, 2011 along with the financial statements included in the Fund’s most recent annual report to shareholders dated October 31, 2010 are incorporated by reference into this summary prospectus.  The Fund’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:

The Fund seeks maximum current income consistent with liquidity and preservation of capital.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	A	B	C	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	5.00%	1.00%	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	R3	R4	R5	Y
Management fees	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	0.25%	—	—
Other expenses	0.27%	0.25%	0.17%	0.26%	0.21%	0.16%	0.06%
Total annual fund operating expenses	0.97%	1.70%	1.62%	1.21%	0.91%	0.61%	0.51%
Less: Contractual expense reimbursement(2)	0.12%	0.10%	0.02%	0.06%	0.06%	0.01%	—
Net operating expenses(2)	0.85%	1.60%	1.60%	1.15%	0.85%	0.60%	0.51%

(1)          For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)          Hartford Investment Financial Services, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.85% (Class A), 1.60% (Class B), 1.60% (Class C),  1.15% (Class R3), 0.85% (Class R4), 0.60% (Class R5) and 0.55% (Class Y). In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 29, 2012, and shall renew automatically for one-year terms unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$87	$297	$525	$1,179
B	$663	$826	$1,114	$1,806
C	$263	$509	$879	$1,920
R3	$117	$378	$659	$1,461
R4	$87	$284	$498	$1,114
R5	$61	$194	$339	$761
Y	$52	$164	$285	$640

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$87	$297	$525	$1,179
B	$163	$526	$914	$1,806
C	$163	$509	$879	$1,920
R3	$117	$378	$659	$1,461
R4	$87	$284	$498	$1,114
R5	$61	$194	$339	$761
Y	$52	$164	$285	$640

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to maintain a stable share price of $1.00.  The Fund seeks its goal by purchasing securities which the sub-adviser, Hartford Investment Management Company (“Hartford Investment Management”), believes offer attractive returns relative to the risks undertaken.  The Fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management.  The Fund’s investments may include (1) banker’s acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.  The Fund may invest up to 100% of its total assets in securities of foreign issuers.

In certain market conditions, the Fund may be more allocated to lower-yielding securities.  The Fund will: (i) maintain a dollar-weighted average portfolio maturity of 60 days or less; and (ii) maintain a dollar-weighted average life to maturity of 120 days or less.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Yield Risk — There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income.  These risks are greater during periods of rising inflation.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Credit Risk - Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries, may affect the value of the Fund’s investments in foreign securities.  Foreign securities will also subject the Fund’s investments to changes in currency rates.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

The Fund is subject to certain other risks, which are described in the Fund’s prospectus.

PAST PERFORMANCE.  The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordmutualfunds.com.  The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower for periods when fee waivers were in place, including all or a portion of distribution and service (12b-1) fees

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•                  Shows the returns of the Fund’s Class A shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  1.24% (1st quarter, 2001)  Lowest  0.00% (4th quarter, 2010)

AVERAGE ANNUAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index.  Returns prior to the inception date of certain classes of shares may reflect returns of another class of shares.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Average annual total returns for periods ending December 31, 2010
(excluding sales charges)

Share Classes	1 Year	5 Years	10 Years
Class A - Return Before Taxes	0.00%	2.04%	1.75%
Share Classes (Return Before Taxes)
Class B	-5.00%	1.23%	1.26%
Class C	-1.00%	1.61%	1.26%
Class R3	0.00%	2.01%	1.97%
Class R4	0.00%	2.13%	2.03%
Class R5	0.00%	2.23%	2.08%
Class Y	0.00%	2.26%	2.10%
90-Day Treasury Bill Index
(reflects no deduction for fees, expenses or taxes)	0.14%	2.13%	2.12%

MANAGEMENT.  The Fund’s investment manager is Hartford Investment Financial Services, LLC.  The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since

Robert Crusha, CFA	Senior Vice President	2002

Jan Grindrod	Portfolio Manager	2010

PURCHASE AND SALE OF FUND SHARES.  Certain share classes are not available for all investors.  Minimum investment amounts may be waived for certain accounts.

Share Classes	Minimum Initial Investment	Minimum Subsequent Investment

Class A Class C	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50

Class B	Closed to new investments	N/A

Class R3 Class R4 Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None

Class Y	$1 million Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None

For more information, please see the “How To Buy And Sell Shares” section of the Fund’s prospectus.

You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday.  You may sell your shares on the web at www.hartfordmutualfunds.com, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Administrative Services

Company, P.O. Box 64387, St. Paul, MN 55164-9795 to request to sell your shares.

TAX INFORMATION.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

MFSUM-MM11

March 1, 2011